SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         July 13, 2003
                                                         -------------


                                            UCI Medical Affiliates, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

  Delaware                 0-13265                        59-2225346
(State or Other
Jurisdiction of
Incorporation)     (Commission File Number)    (I.R.S. Employer Identification)





                 4416 Forest Drive, Columbia, South Carolina 29206 (Address, Including Zip Code of Principal Executive Offices)



                                                   (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5 - Other Events.

         The newspaper article attached as Exhibit 99.1 to this Form 8-K concerning UCI Medical Affiliates, Inc. (the "Company") appeared in the Sunday, July 13, 2003 edition of The State Newspaper. The Company's common stock trades under the ticker symbol "UCIA".

         Certain of the statements contained in this Form 8-K that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company cautions readers of this Form 8-K that such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Although our management believes that their expectations of future performance are based on reasonable assumptions within the bounds of their knowledge of their business and operations, we have no assurance that actual results will not differ materially from their expectations. Factors that could cause actual results to differ from expectations include, among other things: (1) the difficulty in controlling our costs of providing healthcare and administering our network of Centers; (2) the possible negative effects from changes in reimbursement and capitation payment levels and payment practices by insurance companies, healthcare plans, government payors and other payment sources; (3) the difficulty of attracting primary care physicians; (4) the increasing competition for patients among healthcare providers; (5) possible government regulations negatively impacting our existing organizational structure; (6) the possible negative effects of prospective healthcare reform; (7) the challenges and uncertainties in the implementation of our expansion and development strategy;
(8) the dependence on key personnel; (9) adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); (10) the strength of the United States economy in general and the strength of the local economics in which we conduct operations may be different than expected resulting in, among other things, a reduced demand for practice management services; (11) the demand for our products and services;
(12) technological changes; (13) the ability to increase market share; (14) the adequacy of expense projections and estimates of impairment loss; (15) the impact of change in accounting policies by the Securities and Exchange Commission; (16) unanticipated regulatory or judicial proceedings; (17) the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; (18) other factors described in this report and in other reports filed by the company with the Securities and Exchange Commission; and (19) our success at managing the risks involved in the foregoing. For a further discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's latest Annual Report on Form 10-K.

Item 7 - Financial Statements and Exhibits

         (a) - (b)         Not Applicable

         (c) Exhibits.

                           Exhibit 99.1 - The State Newspaper Article dated July
13, 2003.

                                   SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                  UCI MEDICAL AFFILIATES, INC.
                                  (Registrant)



                                  /s/ Jerry F. Wells, Jr.
                                  Jerry F. Wells, Jr.
                                  Executive Vice President,
                                  Chief Financial Officer, and Secretary


Date: July 14, 2003

                                  Exhibit 99.1
The State
Posted on Sun, Jul. 13, 2003


UCI Medical coming off critical list

By JOE GUY COLLIER,
Staff Writer

     A long marble table and gold-framed paintings pack the conference room at the headquarters of UCI Medical Affiliates Inc. off Forest Drive.

The furnishings -- holdovers from former offices in an upscale building in downtown Columbia -- appear out of place in a room once used for storage.

They were meant to impress Wall Street investors, UCI executives say. But after a second trip to bankruptcy court, UCI's approach has changed.

"We'll impress them with the numbers," said Dr. Michael Stout, UCI's president and chief executive officer.

For more than a year, the company has been working to regain its financial health. It continues to receive help from its largest investor, Blue Cross Blue Shield of South Carolina, which has now owns almost half of UCI's stock.

UCI, which originally stood for Urgent Care Inc., operates the state's largest chain of medical practices. It has 29 Doctor's Care physician offices and 11 physical therapy facilities.

UCI stock trades at about 50 cents a share, well below the $4 mark it hit in 1996.

The company emerged nearly a year ago from bankruptcy proceedings -- its second in 15 years.

Since leaving bankruptcy in August, the company has posted profits for five straight quarters.

UCI executives say they're making money again by returning to a conservative growth strategy and cutting expenses at corporate headquarters.

The company has saved more than $100,000 a month by reducing its executive team and moving the headquarters to Forest Drive. The new offices previously served as a storage area over one of UCI's Doctor's Care practices.

Blue Cross

                                   offers cpr

UCI has continued to receive backing from Blue Cross Blue Shield of South Carolina.

The Columbia insurer bought another 2 million shares of UCI stock earlier this year. It now owns 4.6 million shares, almost half of all outstanding stock.

"They've been very good partners over the course of the history of the company," Stout said. "They've always been there when the company needed them."

The initial practices that have become UCI were started more than 20 years ago in Columbia.

They were designed to provide patients immediate care without having to visit the emergency room or wait for an opening at a doctor's office. The UCI practices offer extended hours and don't require appointments -- known as the "doc in the box" business.

Over the years, UCI doctors also have become primary care physicians for patients and provide occupational health services, such as drug screenings.

In the 1980s, a merger into a national chain led to the company's first major crisis and bankruptcy filing. The national chain fell apart, but the South Carolina offices survived.

Blue Cross Blue Shield provided much-needed financial backing for the South Carolina network. In the mid-1990s, the Columbia insurer used its subsidiaries to invest $5.4 million in UCI.

Blue Cross Blue Shield invested in UCI to ensure patients had options for medical services, said Blue Cross Blue Shield spokeswoman Donna Thorne.

In some counties, hospitals own most or all of the physician practices, giving them a lock on their local community and a strong position when negotiating with insurers, Thorne said.

"Doctor's Care is everywhere we have customers," Thorne said. "We feel like they're important to have in our network as an alternative."

Moved too fast

In 1998, UCI and its Doctor's Care concept made another misstep when it tried to move outside South Carolina.

The company bought 11 traditional practices in Atlanta and tried to convert them to the Doctor's Care model.

The effort failed because UCI could not raise the money needed for conversion, said Jerry Wells, UCI's executive vice president and chief financial officer.

After buying the Atlanta offices, UCI was unable to sell more stock to pay for turning the offices into Doctor's Care practices, he said.

UCI closed the Atlanta offices and filed for bankruptcy protection in November 2001. By August 2002, the court approved a reorganization plan.

With bankruptcy behind it, the company is looking again to expand, Wells said.

This time, the focus is on South Carolina, he said. UCI is eyeing areas such as Florence, Rock Hill, Walterboro and Georgetown, Wells said.

By expanding its South Carolina network, UCI is in a better position to secure contracts with companies who have employees across the state, he said.

Any expansion, though, will be done with caution, both Wells and Stout said.

While the company has made money for five straight quarters, UCI has lost money in three of the past five years. UCI still has to prove it can succeed in the long-run, Stout said.

"We want to make sure we feel comfortable that we have the resources and we want to make sure other people perceive that as well," Stout said.

"We will be much slower and more considerate, in a way."

Reach Collier at (803) 771-8307 or jcollier@thestate.com.


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